Exhibit 99.2

www.thorindustries.com Investor Presentation June 5, 2017

FORWARD LOOKING STATEMENTS This presentation includes certain statements that are “forward looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks . These forward looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ from our expectations . Factors which could cause materially different results include, among others, raw material and commodity price fluctuations, raw material or chassis supply restrictions, the level of warranty claims incurred, legislative, regulatory and tax policy developments, the impact of rising interest rates on our operating results, the costs of compliance with increased governmental regulation, legal and compliance issues including those that may arise in conjunction with recent transactions, the potential impact of increased tax burdens on our dealers and retail consumers, lower consumer confidence and the level of discretionary consumer spending, interest rate fluctuations and the potential economic impact of rising interest rates on the general economy, restrictive lending practices, management changes, the success of new product introductions, the pace of obtaining and producing at new production facilities, the pace of acquisitions, the potential loss of existing customers of acquisitions, the integration of new acquisitions, our ability to retain key management personnel of acquired companies, the loss or reduction of sales to key dealers, the availability of delivery personnel, asset impairment charges, cost structure changes, competition, the impact of potential losses under repurchase agreements, the potential impact of the strengthening U . S . dollar on international demand, general economic, market and political conditions and the other risks and uncertainties discussed more fully in ITEM 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2016 and Part II, Item 1 A of our quarterly report on Form 10 - Q for the period ending April 30 , 2017 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based, except as required by law . 2

TABLE OF CONTENTS Current Industry Conditions – Page 4 Third Quarter 2017 Update – Page 8 Appendix: Financial and Market Data – Page 19 3

STRONG FUNDAMENTALS SUPPORT CONTINUED RV INDUSTRY GROWTH 4 Continued favorable macro environment Low interest rates Stable fuel prices and wide availability Wide credit availability Favorable employment and wage trends Strong consumer confidence 38% = 49M POTENTIAL FIRST - TIME BUYERS HAVE INVESTIGATED PURCHASE OR VISITED AN RV SHOWROOM OR DEALERSHIP in 2016 ** 10% CAGR IN NEW RV UNIT SHIPMENTS SINCE 2010 * 34% OF NEW RVS SOLD IN 2016 WERE TO FIRST TIME BUYERS – 8 IN 10 OF THOSE NEW BUYERS WERE UNDER AGE 65 * 40% = 129M CONSUMERS IDENTIFY AS “ACTIVE FAMILY ADVENTURERS” OR “NATURE LOVERS” MOST LIKELY GROUPS TO OWN OR RENT AN RV IN THE FUTURE ** 16.6M POTENTIAL BUYERS WERE INTERESTED IN NEW RVS ** * Source: RVIA, RV Industry Power Breakfast Presentation, May 2017 ** Source: RVIA Go RVing Communications Study 2016

TRENDS DRIVING GROWTH: DEMOGRAPHICS 5 MORE POTENTIAL RV BUYERS ** POPULATION: DRIVERS: +159% 2X SINCE 1970 YOUNGER CONSUMERS ARE ATTRACTED TO THE RV LIFESTYLE * ▪ +3.4 MILLION new households have started camping since 2014 ▪ Gen X and Millennials helping to drive this growth – making up 72% of campers in 2016 ▪ Younger campers looking for affordable recreation experiences ▪ Interested in trying different accommodations, including RVs INCREASING DIVERSITY AMONG CAMPERS * ▪ Latino, African American, Asian and other ethnicities represented 39% of new campers in 2016; 26% of all campers ▪ RV camping viewed as an attractive way to spend time with families and friends * Source: KOA 2017 North American Camping Report ** Source: RVIA, May 2017

TRENDS DRIVING GROWTH: LIFESTYLE 6 Recreational sports ▪ $887 billion spent on “outdoor economy” in 2016* ▪ Trend toward getting more active and leading healthier life style ▪ Youth sports leagues and tournaments ▪ More people enjoying various recreational activities that support RV sales growth Camping ▪ 37.1 million North American households camp at least once a year, and 22% of them are RV campers** ▪ Viewed as an affordable vacation option and a stress reducer ▪ Availability of technology in RVs makes them more attractive to younger consumers ▪ Variety of RV price points and amenities creates opportunities to convert tent campers to RVs Wide variety of uses ▪ Tailgating at spectator sports from college and professional football, auto racing and youth sports continues to grow ▪ Many other events, such as equestrian events, pet and craft shows are also growing demand for RVs ▪ Flexibility of using RVs makes them ideal for shorter vacations/weekend getaways * Source: “The Outdoor Industry Economy” Outdoor Industry Association, 2017 ** Source: KOA 2017 North American Camping Report

THOR INDUSTRIES

HEALTH OF THE RV CHANNEL

Dealer Inventory Levels

- Overall dealer inventory levels remain healthy
- Total days in inventory at dealers are stable
- Average age of RV inventory on dealer lots remains low
- Used inventory levels remain low, supporting trade-in values and demand for new RVs

Wholesale Financing:

- Credit broadly available
- Normal credit line utilization
- New lenders have entered the market since the downturn ended
- Lenders remain disciplined with curtailments motivating dealers to focus on turning inventory

Retail Financing:

- Credit broadly available
- Lenders remain disciplined on down payments and terms
- Current delinquencies ~1% vs. recession peak of ~1.5% (overall consumer loan delinquencies peaked at ~3%)*
- Sub-prime virtually non-existent

* Source: RVIA Survey of Lenders' Experiences 2015

7

THO LISTED NYSE

8 THIRD QUARTER 2017 UPDATE

THIRD QUARTER KEY MESSAGES 13 th consecutive quarter of record revenues and record net income from continuing operations for the applicable quarter Strong growth in revenues, both organically and from acquisitions Double - digit organic sales growth in both segments – towables and motorized Consolidated Recreational Vehicle (RV) backlogs more than doubled to $2.36 billion versus 2016 third quarter of $1.06 billion, driven by continued strong consumer demand for our affordably priced travel trailers and motorhomes Continued strength in the RV Industry macro environment, health of the dealer channel and expanding consumer base give us reason for optimism on Thor’s future 9

CEO THIRD QUARTER OVERVIEW Bob Martin – Thor President & CEO: “We continue to see strength in the RV market, as dealers and consumers remain optimistic and the prospects for continued industry growth remain strong. RVs provide exceptional value to consumers, allowing them to enjoy time with family and friends experiencing the many great outdoor spaces in North America at an affordable price point for the average family. Consumers continue to find new uses for RVs. From youth sports and tailgating, to festivals and concerts, they are able to enjoy their RVs over a longer season than many other recreation alternatives. All of these factors are driving the growing demand for our products. As an industry, and at Thor in particular, we continue to make strides in bringing new consumers into the RV lifestyle. This focus has driven an expansion in our customer base which has contributed to our strong top line growth and, while margins may be modestly suppressed on the more affordably priced units, to our bottom line as well. As we continue to focus on producing RVs that appeal to an ever broader base of consumers, we remain very optimistic for the long - term growth of Thor. Over time, we anticipate this short - term trend will translate into longer term demand for higher priced units as customers adopt the RV lifestyle and eventually trade up from entry - level units to mid - level and even high - end units. With the surging popularity of our RVs, and the RV lifestyle in general, we have seen a significant increase in demand for our products, particularly our wide array of affordable travel trailers and motorhomes. As a result of this significant increase in demand, we continue to expand capacity in a prudent, measured approach that will allow us to be nimble and flexible as market conditions and product demand change. Currently, we have new plants or expansion projects underway at nearly every Thor subsidiary, which will begin contributing to our overall production capacity in the fourth quarter of fiscal 2017 and early fiscal 2018. As Thor and other industry players add capacity, the labor market in Northern Indiana, particularly in Elkhart, has become more competitive as we compete for qualified workers in an area with low unemployment. Our team’s foresight into this issue has resulted in several initiatives designed to minimize the impact of the labor challenges. When possible, we have focused our expansion efforts in outlying areas, such as Howe, Middlebury and Goshen, Indiana, where we can draw from a different geographic labor pool.” 10

THIRD QUARTER 2017 RESULTS UP DOUBLE DIGITS 11 Record results for the third quarter Gross profit up, though gross margins were lower due primarily to acquisition impact and market driven changes in product mix Strength in the spring retail shows and dealer lot activity has continued, as new consumers embrace the benefits of RVing $1,284 .1 $2,015 .2 FY16 FY17 Net Sales ($ millions) + 57% $78.6 $111.3 FY16 FY17 Net Income ($ Millions) +42% $1.49 $2.11 FY16 FY17 Diluted EPS + 42% $201.9 $293.8 FY16 FY17 Gross Profit ($ millions) +46%

THIRD QUARTER 2017 – TOWABLES 12 Continued mix shift toward more affordably priced travel trailers Market share continued to improve through March 2017, with U.S. Towable share increasing from 47.6% to 48.2% while Canadian towable share remained stable at 57.2%* Demand remains strong. Towable backlogs up 115%. $934.6 $1,426 .2 FY16 FY17 Net Sales ($ millions) + 53% $727.5 $1,564 .6 FY16 FY17 Backlog ($ Millions) +115% $96.9 $134.5 FY16 FY17 Income Before Tax ($ millions) + 39% $152.5 $219.7 FY16 FY17 Gross Profit ($ millions) +44% * Source – Statistical Surveys, Inc. YTD March 31, 2017 vs. YTD March 31, 2016

THIRD QUARTER 2017 – MOTORIZED 13 Continued mix shift toward more affordably priced Class C and gas Class A motorhomes Market share momentum continued, with U.S. Class A and C market share increasing from 37.8% to 43.4% and Canadian Class A and C market share increasing from 37.9% to 50.5%* Demand remains strong. Motorized backlogs up 142%. $307.6 $549.9 FY16 FY17 Net Sales ($ millions) + 79% $329.3 $795.5 FY16 FY17 Backlog ($ Millions) +142% $24.1 $37.4 FY16 FY17 Income Before Tax ($millions) + 55% $38.8 $61.1 FY16 FY17 Gross Profit ($ millions) +58% * Source – Statistical Surveys, Inc. YTD March 31, 2017 vs. YTD March 31, 2016

THIRD QUARTER JAYCO IMPACT $1,498.7 $1,791.0 $516.5 $569.1 $0 $500 $1,000 $1,500 $2,000 $2,500 Revenues Backlog Revenues & Backlog Jayco had a significant, positive impact on the third quarter: • Added $516.5 million in revenues • Added $66.1 million to gross profit, but dilutive to gross profit margin • Jayco gross margin improved to 12.8% in the third quarter, from less than 10% in the first six months of fiscal 2017 • Accretive to the third quarter • Significant contribution to backlogs – adding 53.9% of the 123.3% increase • Third quarter results included incremental amortization expense of $10.0 million associated with the acquisition 14 $227. 7 $66.1 $0 $100 $200 $300 $400 $500 Gross Profit Gross Profit Jayco Impact on Third Quarter Financials ($ Millions) Thor – Organic Jayco

YEAR - TO - DATE 2017 KEY STATS – INCOME STATEMENT 15 $2,640 $3,242 $3,525 $4,007 $4,582 $3,289 $5,312 FY12 FY13 FY14 FY15 FY16 FY16 YTD FY17 YTD Net Sales (Continuing Ops., $ millions) $2.07 $2.86 $3.29 $3.79 $4.91 $3.33 $4.83 FY12 FY13 FY14 FY15 FY16 FY16 YTD FY17 YTD Diluted EPS (Continuing Ops.) $111.4 $151.7 $175.5 $202.0 $258.0 $175.2 $254.8 FY12 FY13 FY14 FY15 FY16 FY16 YTD FY17 YTD Net Income (Continuing Ops., $ millions) 12.1% 13.1% 13.3% 13.9% 15.9% 15.3% 14.0% FY12 FY13 FY14 FY15 FY16 FY16 YTD FY17 YTD Gross Margin (Continuing Ops.) YTD – Third quarter ended April 30.

2017 KEY STATS – BALANCE SHEET AND CASH FLOW 16 $220.0 $237.3 $289.3 $183.5 $209.9 $247.3 $189.4 FY12 FY13 FY14 FY15 FY16 3Q16 3Q17 Cash & Investments ($ Millions ) $373.8 $469.0 $473.3 $397.5 $365.2 $532.8 $492.9 FY12 FY13 FY14 FY15 FY16 3Q16 3Q17 Working Capital ($ Millions ) $118.8 $145.1 $149.3 $247.9 $341.2 $144.9 $182.8 FY12 FY13 FY14 FY15 FY16 YTD FY16 YTD FY17 Operating Cash Flow ($ Millions ) YTD – Third quarter ended April 30.

INVESTING IN FUTURE GROWTH 17 $10,063 $24,305 $30,406 $42,283 $51,976 $39,411 $79,456 $0 $20,000 $40,000 $60,000 $80,000 $100,000 FY12 FY13 FY14 FY15 FY16 FY16 YTD FY17 YTD Thousands Capital Expenditures $190,263 $170 $10,718 $86,092 $194,486 $557,651 $0 $125,000 $250,000 $375,000 $500,000 $625,000 FY11 FY12 FY13 FY14 FY15 FY16 Thousands Business Acquisitions Colleen Zuhl – Thor Senior Vice President & CFO: “With the strong operating performance during the quarter and year to date, we have seen a significant increase in operating cash flow, which increased 26.2% to $182.8 million for the first nine months of fiscal 2017. During the third quarter, we invested approximately $28.5 million in capital projects, bringing our year to date investment in capital projects to $79.5 million. Total forecasted capital investments for the fiscal year remain at approximately $130 million as we expect to invest approximately $50 million in additional capital projects during the fourth quarter to meet the robust demand for our products as reflected in our record backlogs. We also made $30 million of principal payments on our revolving credit facility during the third quarter, bringing our payments to $65 million for the first nine months of our fiscal year. As of April 30, 2017, we held $189.4 million of cash and $295.0 million was outstanding under the debt agreement. Subsequent to April 30, 2017, we made additional principal payments on the revolving credit facility totaling $50 million.” YTD – Third quarter ended April 30.

EXECUTIVE CHAIRMAN THIRD QUARTER COMMENTS 18 Peter B. Orthwein, Thor Executive Chairman : “The growth in new consumers entering our core markets has been essential to the strong results and continued optimism we have at Thor. As we continue to strategically build on our strengths in product innovation to meet the demands of consumers, and given the current favorable economic conditions, we are confident that the market will reward our efforts. While there are some modest labor and capacity challenges ahead as we manage through our growth, our management team will continue to focus on balancing the short - term costs associated with expanding our Company with the long - term returns we expect to generate for our shareholders.”

19 APPENDIX: FINANCIAL AND MARKET DATA

RV WHOLESALE MARKET TRENDS (UNITS 000S) 20 583.0 528.8 295.8 339.6 441.1 413.9 389.9 199.2 106.9 133.6 140.6 196.6 215.7 186.9 189.9 211.7 215.8 187.9 173.1 163.1 203.4 227.8 259.5 247.2 247.5 254.5 292.7 321.2 300.1 256.8 311.0 320.8 370.1 384.4 390.5 353.5 237.0 165.6 242.3 252.3 285.8 321.2 356.8 374.2 430.7 445.7 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) Historical Data: Recreation Vehicle Industry Association; Calendar year 2017 represents RVIA estimates as of Spring RV Roadsigns , published in March 2017

RV WHOLESALE MARKET TOWABLE TRENDS (UNITS 000S) 21 466.2 399.8 226.9 243.0 285.0 253.7 232.7 135.1 78.4 98.1 99.4 127.1 133.7 118.1 122.1 137.9 142.9 126.7 120.8 121.1 156.5 176.5 201.3 194.3 192.2 199.5 229.1 249.6 239.1 207.6 250.6 258.9 298.3 323.0 334.5 298.1 208.6 152.4 217.1 227.5 257.6 282.8 312.8 326.9 376.0 388.0 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) Historical Data: Recreation Vehicle Industry Association; Calendar year 2017 represents RVIA estimates as of Spring RV Roadsi gns , published in March 2017

RV WHOLESALE MARKET MOTORIZED TRENDS (UNITS 000S) 22 118.8 129.0 68.9 96.6 156.1 160.2 157.2 64.1 28.5 35.4 41.2 69.5 82.0 68.7 67.7 73.7 72.8 61.1 52.3 41.9 46.9 51.3 58.2 52.8 55.3 55.1 63.5 71.5 61.0 49.2 60.4 62.0 71.7 61.4 55.8 55.4 28.4 13.2 25.2 24.8 28.2 38.4 44.0 47.3 54.7 57.7 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) Historical Data: Recreation Vehicle Industry Association; Calendar year 2017 represents RVIA estimates as of Spring RV Roadsigns , published in March 2017

RV INDUSTRY DEMAND Industry retail demand has shifted toward more light - weight, affordably priced towables and gas Class A and Class C motorhomes as consumers seek value Wholesale units typically outpace retail in the early part of the calendar year; historically sales become more balanced as we reach the peak retail selling season 23 Calendar Year 2013 2014 2015 2016 2017 YTD Industry Retail Registrations* 301,481 units (+14.7%) 328,866 units (+9.1%) 375,420 units (+14.2%) 413,269 units (+10.1%) 83,429 units (+11.1%) Industry Wholesale Shipments** 321,127 units (+12.4%) 356,735 units (+11.1%) 374,246 units (+4.9%) 430,691 units (+15.1%) 120,866 units (+11.7%) * Statistical Surveys, Inc., includes US and Canada. 2013, 2014, 2015 & 2016 Full Year Actual, 2017 YTD through March ** RVIA wholesale shipments for full years 2013, 2014, 2015 & 2016, 2017 YTD through March

THOR DEALER INVENTORY Dealers remain confident with orders reflecting normal ordering patterns Orders generally expected to reflect 1 - for - 1 replacement as units are sold at retail Dealer inventory remains appropriate for current conditions in both towable and motorized Lenders are comfortable with current dealer inventory turns and current credit line utilization; year - over - year turns have generally increased modestly, resulting in a slight reduction in average age of Thor units on dealers’ lots Jayco added approximately 37,800 units to dealer inventory as of April 30, 2017, representing 46.0% of the 54.8% increase Thor organic dealer inventory increased 8.8% in correlation with current retail demand 24 Dealer Inventory (units) April 30, 2017 April 30, 2016 Unit Change % Change RV 127,100 82,100 45,000 54.8%

RV INDUSTRY RETAIL MARKET SHARE 25 Total Share % Total Share % Total Share % Total Share % THOR* 39,871 47.8% 195,973 47.4% 178,520 47.6% 160,663 48.9% Forest River** 28,325 34.0% 144,909 35.1% 132,923 35.4% 112,979 34.4% Grand Design 3,187 3.8% 11,717 2.8% 7,000 1.9% 4,174 1.3% Winnebago 2,478 3.0% 13,093 3.2% 12,143 3.2% 10,395 3.2% Gulfstream 816 1.0% 5,129 1.2% 4,806 1.3% 4,562 1.4% REV Group 803 1.0% 3,237 0.8% 3,382 0.9% 4,888 1.5% Subtotal 75,480 90.6% 374,058 90.5% 338,774 90.3% 297,661 90.5% All Others 7,949 9.4% 39,211 9.5% 36,646 9.7% 31,205 9.5% Grand Total 83,429 100.0% 413,269 100.0% 375,420 100.0% 328,866 100.0% Y/E 12/31/16 Y/E 12/31/15 Y/E 12/31/14YTD 3/31/17 Source: Statistical Surveys, Inc., U.S. and Canada * Thor adjusted to include historical results of Jayco, Livin ’ Lite, Bison Coach, K - Z, Inc., Cruiser RV, and DRV Luxury Suites for all periods presented ** Forest River includes Palomino, Coachmen, Prime Time, Shasta and Dynamax

THOR RV RETAIL MARKET SHARE TREND (UNITS) 26 54.9% 53.7% 51.3% 49.7% 48.9% 48.7% 25.4% 29.4% 31.0% 32.8% 37.8% 43.7% 16.7% 22.1% 21.9% 22.1% 18.3% 17.3% 2012 2013 2014 2015 2016 2017 YTD Towable Retail Share* Class A/C Retail Share* Class B Retail Share* *Source: Statistical Surveys Inc., U.S. and Canada, calendar years 2012 - 16, 2017 YTD through March 31. Historical results adjus ted to include results of Jayco, Livin’ Lite, Bison Coach, K - Z, Inc., Cruiser RV and DRV Luxury Suites for all periods presented. Note Towable market share inclu des Travel Trailers, Fifth Wheels, Camping Trailers and Park Models.

www.thorindustries.com